================================================================================

                           SCHEDULE 14A INFORMATION
                                   (Rule 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)

[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material pursuant to Section 240.14a-11(c) or Section 40.14a-12


                               Chemed Corporation
    .........................................................................
                (Name of Registrant as Specified in its Charter)

                               Chemed Corporation
    .........................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           ______________________________

      (2)  Aggregate number of securities to which transaction applies:

           ______________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ______________________________

      (4)  Proposed maximum aggregate value of transaction:_____________________

      (5)  Total fee paid:______________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:______________________________________________

      (2)  Form, Schedule or Registration Statement No.:________________________

      (3)  Filing Party:________________________________________________________

      (4)  Date Filed:__________________________________________________________

================================================================================

                                  [CHEMED LOGO]
                               CHEMED CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 15, 2000

         The Annual Meeting of Stockholders of Chemed Corporation will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 15, 2000, at 2 p.m. for the following purposes:

         (1)      To elect directors;

         (2) To approve an amendment to Chemed Corporation's Certificate of Incorporation, as amended, authorizing the issuance of 2,000,000 shares of a new class of preferred stock;

         (3) To ratify the selection by the Board of Directors of independent accountants; and

         (4) To transact such other business as may properly be brought before the meeting.

         Stockholders of record at the close of business on March 17, 2000, are entitled to notice of, and to vote at, the meeting.

         IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                                        Naomi C. Dallob
                                                           Secretary

March 30, 2000

                                 [CHEMED LOGO]

                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Chemed Corporation (hereinafter called the "Company" or "Chemed") of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on May 15, 2000, and any adjournments thereof. The Company's mailing address is 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202. The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is March 30, 2000. Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly. The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

         Only stockholders of record as of the close of business on March 17, 2000, will be entitled to vote at the Annual Meeting or any adjournments thereof. On such date, the Company had outstanding __________ shares of capital stock, par value $1 per share ("Capital Stock"), entitled to one vote per share.

                              ELECTION OF DIRECTORS

         Sixteen directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information.

         Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed. Votes that are withheld will be excluded entirely from the vote and will have no effect. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors). The affirmative vote of a plurality of the votes cast will be necessary to elect each of the nominees for director.

                                    NOMINEES

EDWARD L. HUTTON                         Mr. Hutton is Chairman and Chief Executive Officer of the Company and
Director since 1970                      has held these positions since November 1993. Previously, from 1970 to
Age: 80                                  November 1993, he served the Company as President and Chief Executive
                                         Officer. Mr. Hutton is also the Chairman of Omnicare, Inc., Cincinnati,
                                         Ohio (healthcare products and services), a public corporation in which the Company holds a 1-percent-ownership interest (hereinafter
                                         "Omnicare"). Mr. Hutton is a director of Omnicare. Mr. Hutton is the father of Thomas C. Hutton, a Vice President and a director of the
                                         Company.

KEVIN J. MCNAMARA                        Mr. McNamara is President of the Company and has held this position
Director since 1987                      since August 1994. Previously, he served as Executive Vice President,
Age: 46                                  Secretary and General Counsel from November 1993, August 1986 and August
                                         1986, respectively, to August 1994. He is a director of Omnicare.


RICK L. ARQUILLA                         Mr. Arquilla is President and Chief Operating Officer of Roto-Rooter
Director since May 1999                  Services Company, an indirectly wholly owned subsidiary of the
Age: 46                                  Company, and has held this position since January 1999. Previously, he served as a Senior Vice President of Roto-Rooter Services Company, from
                                         May 1997 to January 1999. From May 1989 to May 1997, he served as Vice
                                         President of Roto-Rooter Services Company.

JAMES H. DEVLIN                          Mr. Devlin is a Vice President of the Company and has held this
Director from May 1991                   position since December 1992. From December 1992 to September 1997, he
to May 1992 and since                    also served as Group Executive of the Company's then-wholly owned
February 1993                            Omnia Group.
Age: 53

CHARLES H. ERHART, JR.                   Mr. Erhart retired as President of W. R. Grace and Co. (hereinafter
Director since 1970                      "Grace"), Columbia, Maryland (international specialty chemicals,
Age: 74                                  construction and packaging) in August 1990, having held that position since July 1989. Previously, he was Chairman of the Executive Committee
                                         of Grace and held that position from November 1986 to July 1989. He is a director of Omnicare.

JOEL F. GEMUNDER                         Mr. Gemunder is President of Omnicare and has held this position since
Director since 1977                      May 1981. He is also a director of Omnicare and Ultratech Stepper, Inc.
Age: 60

PATRICK P. GRACE                         Mr. Grace is Executive Vice President of Kingdom Group, LLC, New York,
Director since 1996                      New York (a provider of turnkey compressed natural gas fueling systems)
Age: 44                                  and has held this position since August 1999. He is also President of
                                         MLP Capital, Inc. (a managing partner of several real estate and mining ventures in the southwestern United States). From December 1997 to
                                         January 31, 1999, Mr. Grace was also Chief Financial Officer of
                                         Compucook, Inc., Westport, Connecticut (interactive marketing). From
                                         February 1991 to October 1995, he was President of Grace Logistics
                                         Services, Inc., Greenville, South Carolina (a full-service provider of logistical support), a subsidiary of Grace.

THOMAS C. HUTTON                         Mr. Hutton is a Vice President of the Company and has held this position
Director since 1985                      since February 1988. Mr. Hutton is a director of Omnicare. He is a
Age: 49                                  son of Edward L. Hutton, the Chairman and Chief Executive Officer and a
                                         director of the Company.

WALTER L. KREBS                          Mr. Krebs retired as Senior Vice President-Finance, Chief Financial
Director from May 1989                   Officer and Treasurer of Service America Systems, Inc., a wholly owned
to April 1991 and since                  subsidiary of the Company ("Service America"), in July 1999, having
May 1995                                 held that position since October 1997. Previously, he was a Director -
Age: 67                                  Financial Services of DiverseyLever, Inc. (formerly known as Diversey
                                         Corporation), Detroit, Michigan (specialty chemicals) ("Diversey") from
                                         April 1991 to April 1996. Previously, from January 1990 to April 1991, he was a Senior Vice President and the Chief Financial Officer of the
                                         Company's then-wholly-owned subsidiary, DuBois Chemicals, Inc.
                                         ("DuBois").

SANDRA E. LANEY                          Ms. Laney is Senior Vice President and the Chief Administrative Officer
Director since 1986                      of the Company and has held these positions since November 1993 and
Age: 56                                  May 1991, respectively. She is a director of Omnicare.


SPENCER S. LEE                           Mr. Lee is Chairman and Chief Executive Officer of Roto-Rooter Inc., a
Director since May 1999                  wholly owned subsidiary of the Company ("Roto-Rooter"), and has held
Age:44                                   this position since January 1999. Previously, he served as a Senior
                                         Vice President of Roto-Rooter Services Company from May 1997 to January
                                         1999. From February 1985 to May 1997, he served as Vice President of
                                         Roto-Rooter Services Company.


JOHN M. MOUNT                            Mr. Mount is a Vice President of the Company and has held this position
Director from May 1986                   since November 1997. He is also President and Chief Executive Officer
to April 1991 and                        of Service America and has held these positions since October 1997.
since February 1994                      Previously, he was a Principal of Lynch-Mount Associates, Cincinnati,
Age: 58                                  Ohio (management consulting), from November 1993 to October 1997. From
                                         April 1991 to November 1993, Mr. Mount was Senior Vice President of
                                         Diversey and President of Diversey's DuBois Industrial division.
                                         Previously, from May 1989 to April 1991, Mr. Mount was an Executive
                                         Vice President of the Company and President of DuBois. He held the latter position from September 1986 to April 1991.


TIMOTHY S. O'TOOLE                       Mr. O'Toole is an Executive Vice President and the Treasurer of the
Director since August 1991               Company and has held these positions since May 1992. He is also the
Age: 44                                  Chairman and Chief Executive Officer of Patient Care, Inc., a wholly owned subsidiary of the Company. He is a director of Vitas Healthcare
                                         Corporation.

DONALD E. SAUNDERS                       Mr. Saunders is President of DuBois, a division of DiverseyLever, Inc.,
Director from May 1981                   and has held this position since November 1993. From April 1991 to
to May 1982, May 1983                    October 1993, he was Executive Vice President of Diversey and from
to May 1987 and since May 1998           January 1991 to March 1991, he was Executive Vice President of
Age: 56                                  DuBois.

PAUL C. VOET                             Mr. Voet is an Executive Vice President of the Company and has held
Director since 1980                      this position since May 1991. From January 1992 to September 1997, he
Age: 53                                  also served as President and Chief Executive Officer of the Company's
                                         then majority-owned subsidiary, National Sanitary Supply Company.

GEORGE J. WALSH III                      Mr. Walsh is a co-managing partner with the law firm of Gould &
Director since November 1995             Wilkie, L.L.P. of partner, New York, New York, and has held this
Age: 54                                  position since January 1979.

DIRECTORS EMERITI

         In May 1983, the Board of Directors adopted a policy of conferring the honorary designation of Director Emeritus upon former directors who have made valuable contributions to the Company and whose continued advice is believed to be of value to the Board of Directors. Under this policy, each Director Emeritus is furnished with a copy of all agendas and other materials furnished to members of the Board of Directors generally and is invited to attend all meetings of the Board; however, a Director Emeritus is not entitled to vote on any matters presented to the Board. In 1985, Dr. Herman B. Wells, who served as a director of the Company from 1970 until 1985, was designated a Director Emeritus, and in 1994, Neal Gilliatt, who served as a director of the Company from 1970 to 1994, was designated a Director Emeritus. Each Director Emeritus is paid an annual fee of $6,262, and for each meeting attended, a Director Emeritus is paid $220.

         It is anticipated that at the annual meeting of the Board of Directors, each of Mr. Gilliatt and Dr. Wells will again be designated as a Director Emeritus.

COMPENSATION OF DIRECTORS

         Throughout 1999, each member of the Board of Directors who was not a regular employee of the Company was paid an annual fee of $12,700 and a fee of $2,100 for each meeting attended. Each member of the Audit Committee of the Board (other than its chairman) was paid an additional annual fee of $1,600, and each member of the Compensation/Incentive Committee of the Board (other than its chairman) was paid an additional annual fee of $3,200. A Committee member was paid $800 for each meeting of a Committee he attended unless the Committee met on the same day as the Board of Directors met, in which event, the Committee member was paid $400 for his attendance at the Committee meeting.

         The chairman of each Committee of the Board of Directors was paid an annual fee in addition to the attendance fees referred to above. The chairman of the Audit Committee was paid at the rate of $5,350 per annum, and the chairman of the Compensation/Incentive Committee was paid at the rate of $5,136 per annum. In addition, each member of the Board of Directors and of a Committee was reimbursed for his reasonable travel expenses incurred in connection with such meetings.

         In addition, in May 1999 each member of the Board of Directors (other than those serving on the Compensation/Incentive Committee), was granted an unrestricted stock award covering 100 shares of Capital Stock under the Company's 1993 Stock Incentive Plan. Those directors who are members of the Compensation/Incentive Committee were paid the cash equivalent of the 100-share stock award or $3,263.

         The Company has a deferred compensation plan for nonemployee directors under which certain directors who are not regular employees of the Company or of a wholly owned subsidiary of the Company participate. Under the plan, which is not a tax-qualified plan, an account is established for each participant to which amounts are credited quarterly at the rate of $4,000 per annum. Amounts credited to these accounts are used to purchase shares of Capital Stock, and all dividends received on such shares are reinvested in such Capital Stock. Each participant is entitled to receive the balance in his account within 90 days following the date he ceases to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD

         The Company has the following Committees of the Board of Directors:
Audit Committee and Compensation/ Incentive Committee. It does not have a nominating committee of the Board of Directors.

         The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries,
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee consists of Messrs. Erhart, Grace and Saunders. The Audit Committee met on two occasions during 1999.

         The Compensation/Incentive Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally, (c) adoption and administration of certain employee benefit plans and programs and (d) additional year-end contributions by the Company under the Chemed/Roto-Rooter Savings and Retirement Plan ("Retirement Plan"). In addition, the Compensation/Incentive Committee administers the Company's (a) eight Stock Incentive Plans, 1999 Long-Term Employee Incentive Plan and its 1983 Incentive Stock Option Plan and
(b) grants of stock options and stock awards to key employees of the Company. The Compensation/Incentive Committee consists of Messrs. Erhart, Grace and Walsh. The Compensation/Incentive Committee met on four occasions during 1999.

         During 1999 there were six meetings of the Board of Directors, and each director attended at least 75 percent of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he served that were held during the period for which he was a director or member of any such Committee.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION/INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

         The Company believes that executive compensation must align executive officers' interests with those of the Company's stockholders and that such interests are served by having compensation directly and materially linked to financial and operating performance criteria which, when successfully achieved, will enhance stockholder value.

         The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, and long-term incentive compensation in the form of stock options and restricted stock awards along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

         The executive compensation program is administered by the Compensation/Incentive Committee of the Board of Directors. The membership of the Compensation/Incentive Committee is composed of three outside directors (i.e., nonemployees of the Company). The Compensation/Incentive Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation/Incentive Committee on such matters must be approved by the full Board of Directors. The Compensation/Incentive Committee also administers the Company's stock incentive plans under which it reviews and approves grants of stock options and restricted stock awards.

         The Compensation/Incentive Committee may use its discretion to set executive compensation where, in its judgment, external, internal or individual circumstances warrant.

         Following is a discussion of the components of the executive officer compensation program.

         In determining base salary levels for the Company's executive officers, the Compensation/Incentive Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company. In general, base salaries are set at levels believed by this Compensation/Incentive Committee to be sufficient to attract and retain qualified executives when considered along with the other components of the Company's compensation structure.

         The Compensation/Incentive Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria. Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to those executives who achieve their business units' and the Company's annual goals. Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Other nonfinancial measures of performance relate to organizational development, product or service expansion and strategic positioning of the Company's assets.

         Individual performance is also taken into account in determining individual bonuses. It is the Company's belief that bonuses as a percentage of a senior executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets. Bonuses for senior executives of the Company generally range from 25 percent to 100 percent of base salary.

         The stock option and restricted stock program forms the basis of the Company's incentive plans for executive officers and key managers. The objective of these plans is to align executive and long-term-stockholder interests by creating a strong and direct link between executive pay and stockholder return.

         Stock options and restricted stock awards are granted annually and are generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have vesting restrictions ranging from three- to seven-year periods. The Committee considers each grantee's current option and award holdings in making grants. Both the amounts of restricted stock awards and proportion of stock options increase as a function of higher salary and position of responsibility within the Company.

         The Compensation/Incentive Committee has considered, and is continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December 1993. Generally, the Committee structures compensation arrangements to achieve deductibility under the tax regulations, except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

         The base salary of Mr. E. L. Hutton, Chairman and Chief Executive Officer of the Company, for 1999 was $590,000, which was the same amount as his base amount for 1998. His bonus in respect of 1999 services was $582,165. Mr. Hutton received a grant of restricted stock awards in 1999, which anticipates no additional grants in 2000 and 2001. These awards had a value of $2,137,125 and are restricted over a seven-year period. He was also granted 55,000 stock options. Factors considered in establishing the compensation levels in 1999 for Mr. Hutton were the Company's increase in income from continuing operations, excluding capital gains, of 34.4 percent and the Company's increase in earnings per share, excluding capital gains, of 29.0 percent. The Compensation/Incentive Committee believes that Mr. Hutton's base salary, cash bonus and restricted stock awards and stock options granted to Mr. Hutton are consistent with his performance as measured by these factors and the other criteria discussed above.

         Compensation/Incentive Committee
         -----------------------------------------------

         Charles H. Erhart, Jr., Chairman
         Patrick P. Grace
         George J. Walsh III

SUMMARY COMPENSATION TABLE

         The following table shows the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:


-------------------------------------------------------------------------------------------------------------------
                                          SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------

                                   ANNUAL COMPENSATION                   LONG-TERM
                                                                    COMPENSATION AWARDS
-------------------------------------------------------------------------------------------------------------------
                                                                                 SECURITIES
                                                                   CHEMED        UNDERLYING
  NAME AND                                                       RESTRICTED        CHEMED          ALL OTHER
  PRINCIPAL                                         BONUS           STOCK           STOCK        COMPENSATION
  POSITION            YEAR      SALARY ($)           ($)        AWARDS ($)(1)    OPTIONS (#)          ($)
-------------------------------------------------------------------------------------------------------------------
  E. L. Hutton        1999       $590,000         $ 582,165     $2,137,125          55,000        $134,815 (2)
  Chairman and        1998        590,000           582,165        208,500          23,000         174,499
  CEO                 1997        590,000         1,239,165        156,375          25,000         473,518

  K. J. McNamara      1999        325,200           196,553        781,875          50,000          80,346 (3)
  President           1998        325,200           196,579         33,000          14,000          98,766
                      1997        292,259           496,600         24,750          16,000         237,781

  P. C. Voet          1999        306,000            36,782        208,500           2,000          75,368 (4)
  Executive           1998        306,000            57,829         50,000           2,000          71,105
  Vice President      1997        296,375           346,867         17,531           3,000         222,251

  T. S. O'Toole       1999        202,500            74,573        443,063          42,000          50,623 (5)
  Executive           1998        202,500            74,586         20,000          10,500          73,602
  Vice President      1997        178,559           270,000         15,000          11,500         135,855
  and Treasurer

  S. E. Laney         1999        200,000           187,173        443,063          42,000          54,632 (6)
  Senior Vice         1998        200,000           187,194         20,000          10,500          54,961
  President           1997        179,041           374,211         15,000          11,500         177,811
  and Chief
  Administrative
  Officer
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     SUMMARY COMPENSATION TABLE (CONTINUED)
-------------------------------------------------------------------------------

(1) The number and value of the aggregate restricted shares of Capital Stock held by the named executives at December 31, 1999 were as follows: E. L. Hutton - 27,015 shares, $773,304; K. J. McNamara - 8,693 shares, $248,837; P. C. Voet - 2,725 shares, $78,003; T. S. O'Toole -
         6,147 shares, $175,958; and S. E. Laney - 6,147 shares, $175,957. The stock awards granted with respect to 1997 were unrestricted. The restricted shares with respect to 1998 vest in varying percentages over a three-year period. The restricted shares with respect to 1999 reflect a one time grant for 1999, 2000 and 2001 and vest in varying percentages over a seven-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(2) Includes the following amounts: $127,858 allocated to Mr. Hutton's account under the Company's Retirement Plan and Employee Stock Ownership Plans ("ESOP") with respect to 1999; a $3,744 premium payment for term life insurance; and $3,213 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(3) Includes the following amounts: $53,319 allocated to Mr. McNamara's account under the Retirement Plan and ESOP with respect to 1999; a $4,167 premium payment for term life insurance; $19,647, which is the value of premium payments made by the Company for the benefit of Mr. McNamara under a split dollar life insurance policy, which provides for the refund of premiums to the Company upon termination of the policy ("Split Dollar Policy"); and $3,213 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(4) Includes the following amounts: $52,740 allocated to Mr. Voet's account under the Retirement Plan and ESOP with respect to 1999; a $4,543 premium payment for term life insurance; $14,962, which is the value of premium payments made by the Company for the benefit of Mr. Voet under a Split Dollar Policy; and $3,213 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(5) Includes the following amounts: $31,671 allocated to Mr. O'Toole's account under the Retirement Plan and ESOP with respect to 1999; a $4,217 premium payment for term life insurance; $11,522, which is the value of premium payments made by the Company for the benefit of Mr. O'Toole under a Split Dollar Policy; and $3,213 in the form of an unrestricted stock award of 100 shares of Capital Stock.

(6) Includes the following amounts: $33,838 allocated to Ms. Laney's account under the Retirement Plan and ESOP with respect to 1999; a $4,167 premium payment for term life insurance; $13,414, which is the value of premium payments made by the Company for the benefit of Ms. Laney under a Split Dollar Policy; and $3,213 in the form of an unrestricted stock award of 100 shares of Capital Stock.


-------------------------------------------------------------------------------

Stock Options

         The table below shows information concerning Chemed stock options granted in 1999 to the named executives in the Summary Compensation Table.

                       CHEMED STOCK OPTION GRANTS IN 1999

-------------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                               VALUE
                                                                                         AT ASSUMED ANNUAL
                                                                                          RATES OF STOCK
                                                                                        PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                     FOR OPTION TERM
-------------------------------------------------------------------------------------------------------------------
                                          % OF
                          NUMBER OF       TOTAL
                         SECURITIES      OPTIONS
                         UNDERLYING      GRANTED
                           OPTIONS         TO          EXERCISE
                           GRANTED      EMPLOYEES        PRICE       EXPIRATION
            NAME           (#)(1)        IN 1999       ($/SHARE)        DATE         5% ($)         10% ($)
-------------------------------------------------------------------------------------------------------------------
  E. L. Hutton             55,000          15.8%        $32.19         5/17/09      $1,113,426    $2,821,641

  K. J. McNamara           50,000          14.4          32.19         5/17/09       1,012,206     2,565,128

  P. C. Voet                2,000            .6          32.19         5/17/09          40,488       102,605

  T. S. O'Toole            42,000          12.1          32.19         5/17/09         850,253     2,154,708

  S. E. Laney              42,000          12.1          32.19         5/17/09         850,253     2,154,708
-------------------------------------------------------------------------------------------------------------------

(1) These options, which were granted on May 17, 1999, provide for the purchase price of option shares equal to the fair market value of Capital Stock on that date; are transferable by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto; and become exercisable in four equal annual installments beginning on November 17, 1999.

         The table below shows information concerning the year-end number and value of unexercised Chemed stock options held by the executive officers named in the Summary Compensation Table. No stock options were exercised during 1999.

-------------------------------------------------------------------------------------------------------------------
                                    NUMBER AND VALUE OF UNEXERCISED STOCK OPTIONS
-------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF SECURITIES                          VALUE OF UNEXERCISED
                                UNDERLYING UNEXERCISED                         IN-THE-MONEY OPTIONS
                                OPTIONS AT 12/31/99 (#)                           AT 12/31/99 ($)
-------------------------------------------------------------------------------------------------------------------
          NAME             EXERCISABLE           UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
   E. L. Hutton             119,000                 59,000                  $-0-                   $-0-

   K. J. McNamara            66,500                 48,500                   -0-                    -0-

   P. C. Voet                 8,750                  3,250                   -0-                    -0-

   T. S. O'Toole             49,625                 39,625                   -0-                    -0-

   S. E. Laney               64,375                 39,625                   -0-                    -0-
-------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with Messrs. E. L. Hutton, McNamara, Voet and O'Toole and Ms. Laney. Mr. Hutton's employment agreement provides for his continued employment as Chairman and Chief Executive Officer of the Company through May 3, 2001, subject to earlier termination under certain circumstances, at a base salary of $590,000 per annum or such higher amount as the Board of Directors may determine, as well as participation in incentive compensation plans, stock incentive plans and other benefit plans. In the event of termination without cause, the agreement provides that Mr. Hutton will receive severance payments equal to 150 percent of his then-current base salary, the amount of incentive compensation most recently paid or approved in respect of the previous year, and the fair market value of all stock awards which have vested during the 12 months prior to termination for the balance of the term of the agreement. Messrs. McNamara, Voet and O'Toole and Ms. Laney have employment agreements which provide for their continued employment as senior executives of the Company through May 3, 2004, May 3, 2002, May 3, 2004 and May 3, 2004, respectively, and are identical in all material respects to that of Mr. Hutton, except their respective agreements provide for a base salary of $325,200, $306,000, $202,500, and $200,000 per annum or such higher amounts as the Board of Directors may determine. In addition, each agreement for Messrs. Hutton, McNamara and Voet and Ms. Laney provides for the officer's nomination as a director of the Company. On November 9, 1998, Mr. Voet filed a lawsuit against the Company in Court of Common Pleas, Hamilton County, Ohio, in connection with the Company's sale of its majority-owned subsidiary, National Sanitary Supply Company, alleging that the Company breached his employment agreement due to a material reduction in his title, authority or responsibility. Mr. Voet is seeking a money judgment in the principal amount in excess of $6 million. The Company disputes these claims and believes that the disposition of this matter will not have a material effect on the financial position of the Company.

EXECUTIVE STOCK OWNERSHIP PLAN

         Pursuant to the Company's Executive Stock Ownership Plan, Messrs. E. L. Hutton, Arquilla, Devlin, T. C. Hutton, Lee, Mount and O'Toole and Ms. Laney, respectively, borrowed $540,009, $99,986, $184,002, $184,002, $183,997,
$183,997, $360,000 and $200,000 from the Company in order to purchase shares of the Capital Stock in the open market in November and December 1999. The following number of shares was purchased for the accounts of these officers: E.
L. Hutton, 19,771 shares; Arquilla, 3,375 shares; Devlin, 6,874 shares; T. C. Hutton, 6,873 shares; Mount, 6,873 shares; O'Toole, 13,498 shares; and Laney, 7,353 shares. These loans are secured by demand notes with the Company and have an annual interest rate of 5.88 percent, which was the short-term semi-annual Applicable Federal Rate as published by the Internal Revenue Service.

COMPARATIVE STOCK PERFORMANCE

         The graph below compares the yearly percentage change in the Company's cumulative total stockholder return on Capital Stock (as measured by dividing
(i) the sum of (A) the cumulative amount of dividends for the period December 31, 1994 to December 31, 1999, assuming dividend reinvestment, and (B) the difference between the Company's share price at December 31, 1994 and December 31, 1999; by (ii) the share price at December 31, 1994) with the cumulative total return, assuming reinvestment of dividends, of the (1) S & P 500 Stock Index and (2) Dow Jones Industrial Diversified Index.

                               CHEMED CORPORATION
                     Cumulative Total Stockholder Return for
                    Five-Year Period Ending December 31, 1999

------------------------------------------------------------------------------------------------
      DECEMBER 31 . . .                 1994      1995     1996      1997     1998      1999
------------------------------------------------------------------------------------------------
  Chemed Corporation                   100.00    123.54   122.51    146.99   126.31    115.94
------------------------------------------------------------------------------------------------
  S&P 500                              100.00    137.58   169.17    225.60   290.08    351.12
------------------------------------------------------------------------------------------------
  Dow Jones Industrial Diversified     100.00    130.95   169.43    222.09   255.49    277.63
------------------------------------------------------------------------------------------------

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 31, 1999 with respect to the only person who is known to be the beneficial owner of more than 5 percent of Capital Stock:

------------------------------------------------------------------------------------------------------------
       NAME AND ADDRESS                         AMOUNT AND NATURE OF                   PERCENT OF
      OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP                      CLASS
------------------------------------------------------------------------------------------------------------
   The Fifth Third Bank             797,249 shares; Trustee of the Company's              7.7%
   Fifth Third Center               Retirement Plan, Employee Stock
   Cincinnati, Ohio                 Ownership Plans and Excess Benefit Plan (1)
------------------------------------------------------------------------------------------------------------

(1) Shared voting power, 797,249 shares; shared dispositive power, 797,249 shares.

         The following table sets forth information as of December 31, 1999 with respect to Capital Stock beneficially owned by all nominees and directors of the Company, the executive officers named in the Summary Compensation Table and the Company's directors and executive officers as a group:

-------------------------------------------------------------------------------------------------------------------
                                                AMOUNT AND NATURE                           PERCENT OF
            NAME                           OF BENEFICIAL OWNERSHIP (1)                       CLASS (2)
-------------------------------------------------------------------------------------------------------------------

   Edward L. Hutton                              60,954 Direct
                                                119,000 Option
                                                  7,400 Trustee

   Rick L. Arquilla                              11,627 Direct
                                                 14,250 Option

   James H. Devlin                               16,620 Direct
                                                 17,750 Option

   Charles H. Erhart, Jr.                         5,000 Direct

   Joel F. Gemunder                               3,384 Direct
                                                  5,000 Option
                                                  3,486 Trustee

   Patrick P. Grace                                 300 Direct

   Thomas C. Hutton                              46,726 Direct
                                                 26,000 Option
                                                  7,900 Trustee (3)

   Walter L. Krebs                                4,180 Direct

   Sandra E. Laney                               38,040 Direct
                                                 64,375 Option
                                                        Trustee (3)

   Spencer S. Lee                                 7,585 Direct
                                                 15,250 Option

   Kevin J. McNamara                             21,609 Direct
                                                 66,500 Option
                                                        Trustee (3)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                AMOUNT AND NATURE                           PERCENT OF
            NAME                           OF BENEFICIAL OWNERSHIP (1)                       CLASS (2)
-------------------------------------------------------------------------------------------------------------------
   J. M. Mount                                   19,318 Direct
                                                  7,500 Option
                                                    600 Trustee

   Timothy S. O'Toole                            54,491 Direct
                                                 49,625 Option

   Donald E. Saunders                             1,350 Direct

   Paul C. Voet                                  31,032 Direct
                                                  8,750 Option
                                                        Trustee (3)

   George J. Walsh III                            1,945 Direct

   Directors and                                346,128 Direct                                3.3%
   Executive Officers                           431,000 Option                                4.1%
   as a Group                                    75,519 Trustee (4)
   (17 persons)
-------------------------------------------------------------------------------------------------------------------

FOOTNOTES TO STOCK OWNERSHIP TABLE

(1) Includes securities beneficially owned (a) by the named persons or group members, their spouses and their minor children (including shares of Capital Stock allocated as of December 31, 1999, to the account of each named person or member of the group under the Company's Retirement Plan and under the Company's ESOP or, with respect to Mr. Gemunder, allocated to his account as of December 31, 1999 under the Omnicare Employees Savings and Investment Plan), (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or shares the power to direct voting or investment of securities. "Direct" refers to securities in categories (a) and (b) and "Trustee" to securities in category (c). Where securities would fall into both "Direct" and "Trustee" classifications, they are included under "Trustee" only. "Option" refers to shares which the named person or group has a right to acquire within 60 days from December 31, 1999. For purposes of determining the Percent of Class, all shares subject to stock options which were exercisable within 60 days from December 31, 1999 were assumed to have been issued.

(2)      Percent of Class under 1.0 percent is not shown.

(3) Messrs. T. Hutton, McNamara and Voet and Ms. Laney are trustees of the Chemed Foundation which holds 63,173 shares of Capital Stock over which the trustees share both voting and investment power. This number is included in the total number of "Trustee" shares held by the Directors and Executive Officers as a Group but is not reflected in the respective holdings of the individual trustees.

(4) Shares over which more than one individual holds beneficial ownership have been counted only once in calculating the aggregate number of shares owned by Directors and Executive Officers as a Group.
-------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

   Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder, the Company's executive officers and directors and persons who own more than 10 percent of Capital Stock are required to file reports with respect to their ownership and changes in ownership of Capital Stock with the Securities and Exchange Commission ("SEC"). In addition, such persons are required to forward copies of such reports to the Company. Based on a review of the copies of such reports furnished to the Company and on the written representation of such non-reporting persons that, with respect to 1999, no reports on Form 5 were required to be filed with the SEC, the Company believes that, during the period January 1, 1999 through December 31, 1999, except for Mr. Krebs, who filed an amendment to his July Form 4 in October stating that he had overstated his holdings by 500 shares, the Company's executive officers and directors and greater-than-10-percent stockholders have complied with all Section 16(a) reporting requirements.

                         PROPOSAL TO AMEND THE COMPANY'S
                   CERTIFICATE OF INCORPORATION, AS AMENDED,
                     TO AUTHORIZE 2,000,000 SHARES OF A NEW
                            CLASS OF PREFERRED STOCK

         Article IV of the Company's Certificate of Incorporation, as amended (hereinafter "Certificate"), provides that the total number of shares of stock which the Company shall have authority to issue is Fifteen Million, par value one dollar. This Certificate does not currently authorize the issuance of preferred stock.

         The Board of Directors has adopted a resolution approving, and recommending to the Company's stockholders for their approval, an amendment to the Certificate, which would authorize the creation of 2,000,000 shares of Preferred Stock. The primary purpose of authorizing the Preferred Stock is to enable the Company to provide the participants in the Company's ESOP with the opportunity to participate in an exchange offer comparable to the Company's recent exchange offer to the stockholders for the Chemed Capital Trust Convertible Trust Preferred Securities ("Trust Securities"). After announcing a change in its dividend policy that future quarterly dividends would be reduced from $.53 per share to $.10 per share, in December 1999, the Company offered existing stockholders the opportunity to exchange their shares of Capital Stock for shares of the Trust Securities, which have an annual distribution of $2.00 per security and which are convertible into shares of Capital Stock at the rate of 0.73 of a share of Capital Stock for each Trust Security. The participants in the ESOP were not able to participate in this exchange offer, because the Trust Securities do not qualify as "employer securities" under the provisions of the Internal Revenue Code. In order to allow the ESOP participants the same opportunity to participate in such an exchange offer, depending on the then-current market conditions, the Board of Directors is considering issuing a new series of Preferred Stock, shares of which would qualify as "employer securities" and which would have provisions comparable to those included in the Trust Securities. If all the shares of Capital Stock held in the ESOP were exchanged pursuant to such an exchange offer, approximately 700,000 of the newly authorized shares of Preferred Stock would be issued. Although the Board of Directors does not presently have a specific purpose for the remaining shares of authorized Preferred Stock, the Board believes that such shares would provide the Company with more financial flexibility in dealing with its future capital needs.

         If the proposed amendment to the Certificate is approved by the stockholders, the terms of the shares of any series of Preferred Stock must be fixed by the Board of Directors at the time of its issuance, in accordance with Delaware law, with no further authorization by stockholders. These terms would include whether the shares were nonvoting or voting shares and if voting, the extent of the voting rights of such shares. This type of Preferred Stock is commonly referred to as "blank check" preferred stock, which refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") are determined by the board of directors of a company. As such, the Board of Directors of the Company will in the event of the approval of this proposal by the stockholders be entitled to authorize the creation and issuance of 2,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof.

         The Board of Directors is required to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the stockholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common Stock or Preferred Stock to vote either separately as a class or with the holders of the Common Stock, on any merger or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders and the Company.

         Since any exchange offer to the ESOP participants is dependent on the then-existing market conditions, there can be no assurances that such an exchange offer will be effected. Therefore, the terms of Preferred Stock issued pursuant to such an exchange offer or to any other future transactions cannot be stated or estimated at this time.

         In order to amend the Company's Certificate, the following resolution will be presented at the Annual Meeting:

                      RESOLVED, THAT THE CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE CORPORATION BE FURTHER AMENDED BY STRIKING
                      ARTICLE IV THEREOF IN ITS ENTIRETY AND SUBSTITUTING IN LIEU THEREOF THE FOLLOWING NEW ARTICLE IV:

                      "ARTICLE IV. THE TOTAL NUMBER OF SHARES OF STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS SEVENTEEN MILLION (17,000,000), OF WHICH FIFTEEN MILLION (15,000,000) SHARES SHALL BE COMMON STOCK WITH A PAR VALUE OF ONE DOLLAR ($1.00) PER SHARE AMOUNTING IN THE AGGREGATE TO FIFTEEN MILLION DOLLARS ($15,000,000) AND TWO MILLION (2,000,000) SHARES SHALL BE PREFERRED STOCK WITHOUT PAR VALUE.

                      "AUTHORITY IS HEREBY EXPRESSLY GRANTED TO AND VESTED IN THE BOARD OF DIRECTORS AT ANY TIME, OR FROM TIME TO TIME, TO ISSUE THE PREFERRED STOCK IN ONE OR MORE SERIES AND, IN CONNECTION WITH THE CREATION OF EACH SUCH SERIES, TO FIX BY RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUE OF SHARES THEREOF THE NUMBER OF SHARES TO BE INCLUDED IN SUCH SERIES; THE DIVIDEND RATE; THE REDEMPTION PRICE OR PRICES IF ANY; THE TERMS AND CONDITIONS OF THE REDEMPTION OF OR PURCHASE OF THE SHARES OF SUCH SERIES; THE TERMS AND CONDITIONS ON WHICH SUCH SHARES ARE CONVERTIBLE INTO COMMON STOCK OR ANY OTHER SECURITIES, IF THEY ARE CONVERTIBLE; AND ANY AND ALL OTHER DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, VOTING OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF SUCH SERIES, TO THE FULL EXTENT NOW OR HEREAFTER PERMITTED BY THE LAWS OF THE STATE OF DELAWARE."

         The affirmative vote of the holders of a majority of the Company's shares outstanding on the record date will be necessary for the adoption of the foregoing resolution. Abstentions and broker nonvotes will have the effect of votes against the resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as independent accountants for the Company and its consolidated subsidiaries for the year 2000. This firm has acted as independent accountants for the Company and its consolidated subsidiaries since 1970. Although the submission of this matter to the stockholders is not required by law or by the By-Laws of the Company, the selection of PricewaterhouseCoopers LLP will be submitted for ratification at the Annual Meeting. The affirmative vote of a majority of the shares represented at the meeting, with abstentions having the effect of negative votes, will be necessary to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company and its consolidated subsidiaries for the year 2000. If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

         It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he so desires and shall be available to respond to appropriate questions raised at the meeting.

                              STOCKHOLDER PROPOSALS

         Any proposals by stockholders intended to be included in the proxy materials for presentation at the 2001 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 1, 2000. Any proposals by stockholders intended to be presented at the 2001 Annual Meeting of Stockholders outside of the Company's proxy solicitation process shall be considered untimely if notice of such a proposal is not given to the Secretary of the Company by February 15, 2001. In the case of untimely notice, persons named in the proxies solicited by the Company for that meeting (or their substitutes) will be allowed to use their discretionary voting authority when the proposal is raised at the meeting without any discussion of the proposal in the Company's proxy statement for that meeting.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the management has not been notified of any stockholder proposals intended to be raised at the 2000 Annual Meeting outside of the Company's proxy solicitation process nor does management know of any other matters which will be presented for consideration at the Annual Meeting. However, if any other stockholder proposals or other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

         The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons or institutions for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received. The Company has also retained D. F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which is not expected to exceed $7,500 plus reasonable expenses. This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.

                                                  Naomi C. Dallob
                                                      Secretary

March 30, 2000

                                                 ----------------------------
                                                  COMPANY #
                                                  CONTROL #
                                                 ----------------------------

                                     CHEMED

                               CHEMED CORPORATION

THERE ARE TWO WAYS TO VOTE YOUR PROXY:

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

    - USE ANY TOUCH-TONE TELEPHONE TO VOTE YOUR PROXY 24 HOURS A DAY, 7 DAYS A WEEK.
    - YOU WILL BE PROMPTED TO ENTER YOUR 3-DIGIT COMPANY NUMBER AND YOUR 7-DIGIT CONTROL NUMBER WHICH ARE LOCATED ABOVE.
    - FOLLOW THE SIMPLE INSTRUCTIONS.

VOTE BY MAIL

MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RETURN IT TO NORWEST BANK MINNESOTA, N.A., C/O SHAREOWNER SERVICES(SM), P.O. BOX 64873, ST. PAUL, MN 55164-0873.

            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD
                               PLEASE DETACH HERE

 ..................................................................................................................

                                           (CONTINUED FROM OTHER SIDE)

1. ELECTION OF DIRECTORS (MARK ONLY ONE BOX):

01 EDWARD L. HUTTON    05 CHARLES H. ERHART, JR.  09 WALTER L. KREBS    13 TIMOTHY S. O'TOOLE    / /FOR ALL         / /WITHHOLD ALL
02 KEVIN J. MCNAMARA   06 JOEL F. GEMUNDER        10 SANDRA E. LANEY    14 DONALD E. SAUNDERS       NOMINEES           VOTING
03 RICK L. ARQUILLA    07 PATRICK P. GRACE        11 SPENCER S. LEE     15 PAUL C. VOET             LISTED UNLESS      AUTHORITY FOR
04 JAMES H. DEVLIN     08 THOMAS C. HUTTON        12 JOHN M. MOUNT      16 GEORGE J. WALSH III      INDICATED BELOW.   DIRECTORS.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),        ---------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED AT THE RIGHT.
                                                                                  ---------------------------------------


2. APPROVING THE AMENDMENT TO CHEMED CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, AUTHORIZING THE ISSUANCE OF 2,000,000 SHARES OF A NEW CLASS OF PREFERRED STOCK.

     / / FOR      / / AGAINST       / / ABSTAIN


3.  RATIFYING THE SELECTION OF INDEPENDENT ACCOUNTANTS.
     / / FOR      / / AGAINST       / / ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND
(3).

ADDRESS CHANGE? MARK BOX / / INDICATE CHANGES BELOW:

                                           DATED_________________________, 2000

                                           ------------------------------------

                                           ------------------------------------


                                    SIGNATURE(S) IN BOX NOTE: PLEASE SIGN AS
                                    NAME APPEARS. JOINT OWNERS SHOULD EACH SIGN.
                                    WHEN SIGNED ON BEHALF OF A CORPORATION,
                                    PARTNERSHIP, ESTATE, TRUST OR OTHER
                                    STOCKHOLDER, STATE HOW YOU ARE AUTHORIZED TO
                                    SIGN.

                                     CHEMED
                               CHEMED CORPORATION

                               PLEASE DETACH HERE
-------------------------------------------------------------------------------

CHEMED CORPORATION
2600 CHEMED CENTER
255 EAST FIFTH STREET
CINCINNATI, OHIO 45202                                                   PROXY
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 2000.

THE UNDERSIGNED HEREBY APPOINTS E. L. HUTTON, K. J. MCNAMARA AND N. C. DALLOB AS PROXIES, EACH WITH THE POWER TO APPOINT A SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE, ALL THE SHARES OF STOCK OF CHEMED CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON MARCH 17, 2000, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2000, OR AT ANY ADJOURNMENT THEREOF.




                       PLEASE MARK, SIGN, DATE AND RETURN

                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)